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                                                                 EXHIBIT 10.60.1


                              AMENDMENT AGREEMENT

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed that the Loan and Security Agreement dated the 30th day of August, 1995 by Trump Indiana, Inc., a Delaware corporation("Borrower") in favor of debis Financial Services, Inc. d/b/a DDC-MTU Financial Services, Inc. ("Lender") is hereby amended as follows:

In Section One, Advances to Borrower, Section 1.3 shall be deleted in its entirety and replaced by the following:

1.3 Advances shall be disbursed in arrears, for work that has actually been completed, for materials that have been incorporated into the Vessel, and/or for value that has otherwise been added to the Vessel. Borrower shall be entitled to request an Advance in the amounts specified below at the following times:

          (a)  $3,600,000.00  Due upon completion of deck, bottom and sides of first module of approximately 35 feet in length;

          (b)  $3,150,000.00  Due upon completion of installation of engines in
                              Vessel;

          (c)  $3,000,000.00  Due upon launching of Vessel and satisfactory completion of sea trials;

          (d)  $3,750,000.00  Due when the Vessel is ready to depart from
                              Atlantic Marine, Inc. on its delivery voyage to Gary, Indiana;

          (e)  $1,500,000.00  Due upon delivery to and acceptance by Borrower, and tender to Lender of original Builder's
                              Certificate of Completion, together with all necessary surveys and safety inspections

Except for the above stated modification, the Loan and Security Agreement shall remain in full force and effect.
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IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of this 25th day of October, 1995.

                BORROWER:  TRUMP INDIANA, INC.


                        BY: /s/ Nicholas L. Ribis
                            ------------------------------
                                NICHOLAS L. RIBIS
                                PRESIDENT

                LENDER:    DEBIS FINANCIAL SERVICES, INC. D/B/A
                           DDC-MTU FINANCIAL SERVICES


                        BY: /s/ Craig Abraham
                            ------------------------------
                                CRAIG ABRAHAM
                                VICE-PRESIDENT


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